INVESCO SECTOR FUNDS, INC.
                           --------------------------

                            CERTIFICATE OF CORRECTION

THIS IS TO CERTIFY THAT:

       FIRST: The title of the document being corrected hereby is Articles Supplementary (the "Articles").

       SECOND: The Articles were filed with the State Department of Assessments and Taxation of Maryland ("SDAT") on January 29, 2002.

       THIRD: The only party to the Articles is INVESCO Sector Funds, Inc., a Maryland corporation, registered as an open-end company under the Investment Company Act of 1940 (the "Corporation").

       FOURTH: The Articles incorrectly stated the amount of authorized shares in the fourth section.

       FIFTH: The Articles as filed with SDAT are attached hereto as EXHIBIT A.

       SIXTH: The corrected document is attached hereto as EXHIBIT B.

       The  undersigned   Vice  President   acknowledges   this  Certificate  of
Correction to be the corporate act of the Corporation and further, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges, that to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.



                                  [SIGNATURE PAGE FOLLOWS]

    IN  WITNESS  WHEREOF,   the  Corporation  has  caused  this  Certificate  of
Correction to be signed in its name and on its behalf by the officers below on this 19th day of June, 2002.


ATTEST:                             INVESCO SECTOR FUNDS, INC.



/s/ Glen A. Payne                   By: /s/ Raymond R. Cunningham
-------------------                     -------------------------
Glen A. Payne                           Raymond R. Cunningham
Secretary                               Vice President

                                    EXHIBIT A

                          INVESCO SECTOR FUNDS, INC.
                          -------------------------
                            ARTICLES SUPPLEMENTARY


            INVESCO Sector Funds, Inc., a Maryland corporation (the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: The number of authorized shares of stock of the Company is hereby increased to six billion five hundred million (6,500,000,000) shares, $.01 par value per share, having an aggregate par value of sixty-five million dollars ($65,000,000).

            SECOND:   Under a power contained in the charter of the Company
(the "Charter"), the Board of Directors of the Company (the "Board of Directors"), by resolution duly adopted at a meeting, reclassified and designated shares (the "Shares") of Common Stock (as defined in the Charter) as shares of the following classes in the amounts set forth beside each class:

INVESCO Energy Fund - Class A                                        100,000,000
INVESCO Energy Fund - Class B                                        100,000,000

INVESCO Financial Services Fund - Class A                            100,000,000
INVESCO Financial Services Fund - Class B                            100,000,000

INVESCO Health Services Fund - Class A                               100,000,000
INVESCO Health Services Fund - Class B                               100,000,000

INVESCO Leisure Fund - Class A                                       100,000,000
INVESCO Leisure Fund - Class B                                       100,000,000

INVESCO Real Estate Opportunity Fund - Class                         100,000,000
A
INVESCO Real Estate Opportunity Fund - Class                         100,000,000
B

INVESCO Technology Fund - Class A                                    100,000,000
INVESCO Technology Fund - Class B                                    100,000,000

INVESCO Utilities Fund - Class A                                     100,000,000
INVESCO Utilities Fund - Class B                                     100,000,000

INVESCO Gold Fund - Class A                                          200,000,000
INVESCO Gold Fund - Class B                                          200,000,000

INVESCO Telecommunications Fund - Class A                            200,000,000
INVESCO Telecommunications Fund - Class B                            200,000,000

            Each Fund's Class A shares, as set forth above, shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as set forth in the provisions of the charter of the Company relating to shares of stock of the Company generally.

            Except as set forth below, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption of each Fund's Class B shares ("Class B Shares"), as set forth above, of stock of the Company shall be as set forth in the provisions of the charter of the Company relating to the shares of stock of the Company generally. In addition, all Class B Shares shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption:


         (1) Subject to the provisions of paragraph (3) below, all Class B Shares other than those purchased through reinvestment of dividends and distributions shall automatically convert to Class A Shares of the same series ("Class A Shares") eight (8) years after the end of the calendar month in which a stockholder's order to purchase such shares was accepted.

         (2) Subject to the provisions of the paragraph (3) below, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares will be considered held in a separate sub-account, and will automatically convert to Class A Shares in the same proportion and on the same date as any Class B Shares (other than those in the sub-account) convert to Class A Shares. Other than this conversion feature, the Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of Class B Shares generally.

         (3) If (1) the Class A shareholders of a series of the Company approve any increase in expenses allocated to the Class A Shares of that series in connection with (a) a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (b) a non-Rule 12b-1 stockholder services plan, or (c) any other plan or arrangement whereby classes of that series pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Company's assets, then (2) the Class B Shares of that series will stop converting to the Class A Shares unless the Class B shareholders of that series, voting separately, approve the increase in expenses. The board of directors shall have sole discretion in determining whether such increase in expenses is submitted to a vote of holders of Class B Shares. Should an increase in expenses not be submitted to a vote of the holders of Class B shares or, if submitted, should the holders of Class B Shares fail to approve such increase in expenses, the board of directors shall take such action as is necessary to:
         (a) create a new class (the "New Class A Shares") which shall be identical in all material respects to the Class A Shares of that series as they existed prior to the implementation of the increase in expenses; and (b) ensure that the existing Class B Shares of that series will be exchanged or converted into New Class A Shares no later than the date such Class B Shares were scheduled to convert to Class A Shares. If deemed advisable by the board of directors to implement the foregoing, and at the sole discretion of the Board of Directors, such action may include the exchange of all Class B Shares of that series for a new class of that series (the "New Class B Shares"), identical in all material respects to the Class B Shares of that series except that the New Class B Shares will automatically convert into the New Class A Shares. Such exchanges or conversions shall be effected in a manner that the board of Directors reasonably believes will not be subject to federal taxation.


            THIRD: The total number of shares of stock of the Company immediately prior to the increase and reclassification of shares described herein was five billion (5,000,000,000) shares, $.01 par value per share, having an aggregate par value of fifty million dollars ($50,000,000), consisting of the following classes, with the number of authorized shares set forth beside each class:

INVESCO Energy Fund - Investor Class                                 100,000,000
INVESCO Energy Fund - Class C                                        100,000,000
INVESCO Energy Fund - Class K                                        100,000,000

INVESCO Financial Services Fund - Investor Class                     300,000,000
INVESCO Financial Services Fund - Class C                            100,000,000
INVESCO Financial Services Fund - Class K                            100,000,000

INVESCO Gold Fund - Investor Class                                   200,000,000
INVESCO Gold Fund - Class C                                          200,000,000

INVESCO Health Sciences Fund - Investor Class                        100,000,000
INVESCO Health Sciences Fund - Class C                               100,000,000
INVESCO Health Sciences Fund - Class K                               100,000,000

INVESCO Leisure Fund - Investor Class                                100,000,000
INVESCO Leisure Fund - Class C                                       100,000,000
INVESCO Leisure Fund - Class K                                       100,000,000

INVESCO Real Estate Opportunity Fund - Investor                      100,000,000
Class
INVESCO Real Estate Opportunity Fund - Class C                       100,000,000

INVESCO Technology Fund - Investor Class                             300,000,000
INVESCO Technology Fund - Institutional Class                        300,000,000
INVESCO Technology Fund - Class C                                    100,000,000
INVESCO Technology Fund - Class K                                    100,000,000

INVESCO Telecommunication Fund - Investor Class                      300,000,000
INVESCO Telecommunication Fund - Class C                             200,000,000
INVESCO Telecommunication Fund - Class K                             200,000,000

INVESCO Utilities Fund - Investor Class                              100,000,000
INVESCO Utilities Fund - Class C                                     100,000,000

            FOURTH: The total number of shares of stock which the Company has authority to issue pursuant to the increase and reclassification of shares described herein is sixty-five billion (65,000,000,000) shares, $.01 par value per share, having an aggregate par value of sixty-five million dollars ($65,000,000), consisting of the following classes, with the number of authorized shares set forth beside each class:

INVESCO Energy Fund - Investor Class                                 100,000,000
INVESCO Energy Fund - Class A                                        100,000,000
INVESCO Energy Fund - Class B                                        100,000,000
INVESCO Energy Fund - Class C                                        100,000,000
INVESCO Energy Fund - Class K                                        100,000,000

INVESCO Financial Services Fund - Investor Class                     300,000,000
INVESCO Financial Services Fund - Class A                            100,000,000
INVESCO Financial Services Fund - Class B                            100,000,000
INVESCO Financial Services Fund - Class C                            100,000,000
INVESCO Financial Services Fund - Class K                            100,000,000

INVESCO Gold Fund - Investor Class                                   200,000,000
INVESCO Gold Fund - Class A                                          200,000,000
INVESCO Gold Fund - Class B                                          200,000,000
INVESCO Gold Fund - Class C                                          200,000,000

INVESCO Health Sciences Fund - Investor Class                        100,000,000
INVESCO Health Sciences Fund - Class A                               100,000,000
INVESCO Health Sciences Fund - Class B                               100,000,000
INVESCO Health Sciences Fund - Class C                               100,000,000
INVESCO Health Sciences Fund - Class K                               100,000,000

INVESCO Leisure Fund - Investor Class                                100,000,000
INVESCO Leisure Fund - Class A                                       100,000,000
INVESCO Leisure Fund - Class B                                       100,000,000
INVESCO Leisure Fund - Class C                                       100,000,000
INVESCO Leisure Fund - Class K                                       100,000,000

INVESCO Real Estate Opportunity Fund - Investor                      100,000,000
Class
INVESCO Real Estate Opportunity Fund - Class A                       100,000,000
INVESCO Real Estate Opportunity Fund - Class B                       100,000,000
INVESCO Real Estate Opportunity Fund - Class C                       100,000,000

INVESCO Technology Fund - Investor Class                             300,000,000
INVESCO Technology Fund - Institutional Class                        300,000,000
INVESCO Technology Fund - Class A                                    100,000,000
INVESCO Technology Fund - Class B                                    100,000,000
INVESCO Technology Fund - Class C                                    100,000,000
INVESCO Technology Fund - Class K                                    100,000,000

INVESCO Telecommunication Fund - Investor Class                      300,000,000
INVESCO Telecommunication Fund - Class A                             200,000,000
INVESCO Telecommunication Fund - Class B                             200,000,000
INVESCO Telecommunication Fund - Class C                             200,000,000
INVESCO Telecommunication Fund - Class K                             200,000,000

INVESCO Utilities Fund - Investor Class                              100,000,000
INVESCO Utilities Fund - Class A                                     100,000,000
INVESCO Utilities Fund - Class B                                     100,000,000
INVESCO Utilities Fund - Class C                                     100,000,000

            FIFTH: The Company is registered as an open-end company under the Investment Company Act of 1940.

            SIXTH: The total number of shares of capital stock that the Company has authority to issue has been increased by the Board of Directors of the Company in accordance with Section 2-105(c) of the Maryland General Corporation Law.

            SEVENTH: The Shares have been classified and designated by the Board of Directors under the authority contained in the Charter.

            The undersigned Vice President acknowledges these Articles Supplementary to be the corporate act of the Company and further, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges, that to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.

            IN WITNESS WHEREOF, INVESCO Sector Funds, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and witnessed by its Secretary on this 29th day of January, 2002.

            These Articles Supplementary shall be effective upon acceptance by the Maryland Department of Assessments and Taxation.


                                    INVESCO SECTOR FUNDS, INC.



                                    By:/s/ Raymond R. Cunningham
                                       -------------------------
                                       Raymond R. Cunningham
                                       Vice President

[SEAL]

WITNESSED:

By:   /s/ Glen A. Payne
      -----------------
      Glen A. Payne, Secretary


STATE OF COLORADO             )
                              )     ss
CITY AND COUNTY OF DENVER     )

     I, Cheryl Howlett, a Notary Public in the City and County of Denver, State of Colorado, do hereby certify that Raymond R. Cunningham, personally known to me to be the person whose name is subscribed to the foregoing Articles Supplementary, appeared before me this date in person an acknowledged that he signed, sealed and delivered said instrument as his full and voluntary act and deed for the uses and purposes therein set forth.

      Witness my hand and official seal this 28 day of January, 2002.


                                                      /s/ Cheryl K. Howlett
                                                      ---------------------
                                                      Notary Public

My commission expires: February 22, 2003

                                    EXHIBIT B
                                    ---------

                           INVESCO SECTOR FUNDS, INC.
                           --------------------------

                             ARTICLES SUPPLEMENTARY

       INVESCO Sector Funds, Inc., a Maryland corporation (the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

       FIRST: The number of authorized shares of stock of the Company is hereby increased to six billion five hundred million (6,500,000,000) shares, $.01 par value per share, having an aggregate par value of sixty-five million dollars ($65,000,000).

       SECOND: Under a power contained in the charter of the Company (the "Charter"), the Board of Directors of the Company (the "Board of Directors"), by resolution duly adopted at a meeting, reclassified and designated shares (the "Shares") of Common Stock (as defined in the Charter) as shares of the following classes in the amounts set forth beside each class:

INVESCO Energy Fund - Class A                                        100,000,000
INVESCO Energy Fund - Class B                                        100,000,000

INVESCO Financial Services Fund - Class A                            100,000,000
INVESCO Financial Services Fund - Class B                            100,000,000

INVESCO Health Services Fund - Class A                               100,000,000
INVESCO Health Services Fund - Class B                               100,000,000

INVESCO Leisure Fund - Class A                                       100,000,000
INVESCO Leisure Fund - Class B                                       100,000,000

INVESCO Real Estate Opportunity Fund - Class A                       100,000,000
INVESCO Real Estate Opportunity Fund - Class B                       100,000,000


INVESCO Technology Fund - Class A                                    100,000,000
INVESCO Technology Fund - Class B                                    100,000,000

INVESCO Utilities Fund - Class A                                     100,000,000
INVESCO Utilities Fund - Class B                                     100,000,000

INVESCO Gold Fund - Class A                                          200,000,000
INVESCO Gold Fund - Class B                                          200,000,000

INVESCO Telecommunications Fund - Class A                            200,000,000
INVESCO Telecommunications Fund - Class B                            200,000,000

       Each Fund's Class A shares, as set forth above, shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as set forth in the provisions of the charter of the Company relating to shares of stock of the Company generally.

       Except as set forth below, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption of each Fund's Class B shares ("Class B Shares"), as set forth above, of stock of the Company shall be as set forth in the provisions of the charter of the Company relating to the shares of stock of the Company generally. In addition, all Class B Shares shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption:

    (1) Subject to the provisions of paragraph (3) below, all Class B Shares other than those purchased through reinvestment of dividends and distributions shall automatically convert to Class A Shares of the same series ("Class A Shares") eight (8) years after the end of the calendar month in which a stockholder's order to purchase such shares was accepted.

    (2) Subject to the provisions of the paragraph (3) below, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares will be considered held in a separate sub-account, and will automatically convert to Class A Shares in the same proportion and on the same date as any Class B Shares (other than those in the sub-account) convert to Class A Shares. Other than this conversion feature, the Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of Class B Shares generally.

    (3) If (1) the Class A shareholders of a series of the Company approve any increase in expenses allocated to the Class A Shares of that series in connection with (a) a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (b) a non-Rule 12b-1 stockholder services plan, or (c) any other plan or arrangement whereby classes of that series pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Company's assets, then (2) the Class B Shares of that series will stop converting to the Class A Shares unless the Class B shareholders of that series, voting separately, approve the increase in expenses. The board of directors shall have sole discretion in determining whether such increase in expenses is submitted to a vote of holders of Class B Shares. Should an increase in expenses not be submitted to a vote of the holders of Class B shares or, if submitted, should the holders of Class B Shares fail to approve such increase in expenses, the board of directors shall take such action as is necessary to: (a) create a new class (the "New Class A Shares") which shall be identical in all material respects to the Class A Shares of that series as they existed prior to the implementation of the increase in expenses; and (b) ensure that the existing Class B Shares of that series will be exchanged or converted into New Class A Shares no later than the date such Class B Shares were scheduled to convert to Class A Shares. If deemed advisable by the board of directors to implement the foregoing, and at the sole discretion of the Board of Directors, such action may include the exchange of all Class B Shares of that series for a new class of that series (the "New Class B Shares"), identical in all material respects to the Class B Shares of that series except that the New Class B Shares will automatically convert into the New Class A Shares. Such exchanges or conversions shall be effected in a manner that the board of Directors reasonably believes will not be subject to federal taxation.

       THIRD: The total number of shares of stock of the Company immediately prior to the increase and reclassification of shares described herein was five billion (5,000,000,000) shares, $.01 par value per share, having an aggregate par value of fifty million dollars ($50,000,000), consisting of the following classes, with the number of authorized shares set forth beside each class:

INVESCO Energy Fund - Investor Class                                 100,000,000
INVESCO Energy Fund - Class C                                        100,000,000
INVESCO Energy Fund - Class K                                        100,000,000

INVESCO Financial Services Fund - Investor Class                     300,000,000
INVESCO Financial Services Fund - Class C                            100,000,000
INVESCO Financial Services Fund - Class K                            100,000,000

INVESCO Gold Fund - Investor Class                                   200,000,000
INVESCO Gold Fund - Class C                                          200,000,000

INVESCO Health Sciences Fund - Investor Class                        100,000,000
INVESCO Health Sciences Fund - Class C                               100,000,000
INVESCO Health Sciences Fund - Class K                               100,000,000

INVESCO Leisure Fund - Investor Class                                100,000,000
INVESCO Leisure Fund - Class C                                       100,000,000
INVESCO Leisure Fund - Class K                                       100,000,000

INVESCO Real Estate Opportunity Fund - Investor Class                100,000,000
INVESCO Real Estate Opportunity Fund - Class C                       100,000,000

INVESCO Technology Fund - Investor Class                             300,000,000
INVESCO Technology Fund - Institutional Class                        300,000,000
INVESCO Technology Fund - Class C                                    100,000,000
INVESCO Technology Fund - Class K                                    100,000,000

INVESCO Telecommunication Fund - Investor Class                      300,000,000
INVESCO Telecommunication Fund - Class C                             200,000,000
INVESCO Telecommunication Fund - Class K                             200,000,000

INVESCO Utilities Fund - Investor Class                              100,000,000
INVESCO Utilities Fund - Class C                                     100,000,000

       FOURTH: The total number of shares of stock which the Company has authority to issue pursuant to the increase and reclassification of shares described herein is six billion five hundred million (6,500,000,000) shares, $.01 par value per share, having an aggregate par value of sixty-five million dollars ($65,000,000), consisting of the following classes, with the number of authorized shares set forth beside each class:

INVESCO Energy Fund - Investor Class                                 100,000,000
INVESCO Energy Fund - Class A                                        100,000,000
INVESCO Energy Fund - Class B                                        100,000,000
INVESCO Energy Fund - Class C                                        100,000,000
INVESCO Energy Fund - Class K                                        100,000,000

INVESCO Financial Services Fund - Investor Class                     300,000,000
INVESCO Financial Services Fund - Class A                            100,000,000
INVESCO Financial Services Fund - Class B                            100,000,000
INVESCO Financial Services Fund - Class C                            100,000,000
INVESCO Financial Services Fund - Class K                            100,000,000

INVESCO Gold Fund - Investor Class                                   200,000,000
INVESCO Gold Fund - Class A                                          200,000,000
INVESCO Gold Fund - Class B                                          200,000,000
INVESCO Gold Fund - Class C                                          200,000,000

INVESCO Health Sciences Fund - Investor Class                        100,000,000
INVESCO Health Sciences Fund - Class A                               100,000,000
INVESCO Health Sciences Fund - Class B                               100,000,000
INVESCO Health Sciences Fund - Class C                               100,000,000
INVESCO Health Sciences Fund - Class K                               100,000,000

INVESCO Leisure Fund - Investor Class                                100,000,000
INVESCO Leisure Fund - Class A                                       100,000,000
INVESCO Leisure Fund - Class B                                       100,000,000
INVESCO Leisure Fund - Class C                                       100,000,000
INVESCO Leisure Fund - Class K                                       100,000,000

INVESCO Real Estate Opportunity Fund - Investor Class                100,000,000
INVESCO Real Estate Opportunity Fund - Class A                       100,000,000
INVESCO Real Estate Opportunity Fund - Class B                       100,000,000
INVESCO Real Estate Opportunity Fund - Class C                       100,000,000

INVESCO Technology Fund - Investor Class                             300,000,000
INVESCO Technology Fund - Institutional Class                        300,000,000
INVESCO Technology Fund - Class A                                    100,000,000
INVESCO Technology Fund - Class B                                    100,000,000
INVESCO Technology Fund - Class C                                    100,000,000
INVESCO Technology Fund - Class K                                    100,000,000

INVESCO Telecommunication Fund - Investor Class                      300,000,000
INVESCO Telecommunication Fund - Class A                             200,000,000
INVESCO Telecommunication Fund - Class B                             200,000,000
INVESCO Telecommunication Fund - Class C                             200,000,000
INVESCO Telecommunication Fund - Class K                             200,000,000

INVESCO Utilities Fund - Investor Class                              100,000,000
INVESCO Utilities Fund - Class A                                     100,000,000
INVESCO Utilities Fund - Class B                                     100,000,000
INVESCO Utilities Fund - Class C                                     100,000,000

       FIFTH: The Company is registered as an open-end company under the Investment Company Act of 1940.

       SIXTH: The total number of shares of capital stock that the Company has authority to issue has been increased by the Board of Directors of the Company in accordance with Section 2-105(c) of the Maryland General Corporation Law.

       SEVENTH: The Shares have been classified and designated by the Board of Directors under the authority contained in the Charter.

       The undersigned Vice President acknowledges these Articles Supplementary to be the corporate act of the Company and further, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges, that to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.

       IN WITNESS WHEREOF, the Company has caused these Articles Supplementary to be signed in its name and on its behalf by the officers below on this 19th day of June, 2002.


ATTEST:                                   INVESCO SECTOR FUNDS, INC.



/s/ Glen A. Payne                           By: /s/ Raymond R. Cunningham
----------------------                          -------------------------
Glen A. Payne                                   Raymond R. Cunningham
Secretary                                       Vice President